UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2003

INDUS INTERNATIONAL, INC

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3301 Windy Ridge Parkway Atlanta, Georgia 30339

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (770) 952-8444

N/A

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED 10/29/03

Item 12.   Results of Operation and Financial Condition

     On October 29, 2003, Indus International, Inc. announced its financial results for the quarter ended September 30, 2003. The press release announcing financial results for the quarter ended September 30, 2003 is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2003

INDUS INTERNATIONAL, INC.

/s/ Jeffrey A. Babka Jeffrey A. Babka Executive Vice President Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2003 relating to financial results for the second fiscal quarter ended September 30, 2003